UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2007
Yahoo! Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28018 (Commission File Number)	77-0398689 (I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California (Address of Principal Executive Offices)	94089 (Zip Code)
(408) 349-3300
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 10.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 30, 2007 (the “Agreement Date”), Yahoo! Inc. (the “Company”) entered into an agreement with Farzad Nazem (the “Separation Agreement”) providing for Mr. Nazem’s resignation as Head of Technology Group and Chief Technology Officer of the Company, effective as of June 8, 2007 (the “Separation Date”). A copy of the Separation Agreement is filed with this report as Exhibit 10.1 and is incorporated herein by reference. The summary of the Separation Agreement set forth below is qualified in its entirety by reference to the text of the Separation Agreement.
     Under the Separation Agreement and subject to certain terms and conditions set forth therein, the Company and Mr. Nazem have agreed to, among other items, the following:
•	Mr. Nazem will continue to provide services including transition services between the Agreement Date and the Separation Date.

•	The Company will pay Mr. Nazem a lump sum payment equal to his base salary for the period from the Separation Date through December 31, 2007.

•	With respect to the stock options granted to Mr. Nazem on December 10, 2003, February 1, 2005 and May 31, 2006, each of these options, to the extent outstanding and unvested as of the Separation Date, will become fully vested on the Separation Date. Mr. Nazem’s right to exercise the foregoing options, as well as the stock options granted to Mr. Nazem on August 9, 1999 and October 13, 1999, will be extended for three years following the Separation Date and such right to exercise generally will become effective in installments as to 30%, 30%, 20% and 20% of the shares subject to each option on each of the Separation Date, and the 12-month, 24-month, and 30-month anniversaries of the Separation Date, respectively. All of Mr. Nazem’s other options will continue to vest only through the Separation Date and will be exercisable in accordance with their terms.

•	Each of Mr. Nazem’s restricted stock and restricted stock unit awards, to the extent outstanding and unvested as of the Agreement Date, will become fully vested on the Agreement Date.

•	Mr. Nazem’s right to exercise any of his options following the termination of his employment is subject to his compliance with certain restrictive covenants in favor of the Company set forth in the Separation Agreement, including Mr. Nazem’s agreement not to engage in certain competitive activities for three years following the Separation Date and Mr. Nazem’s agreement not to solicit any employees or contractors of the Company. In addition, the Separation Agreement includes Mr. Nazem’s general release of claims against the Company.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
10.1	Separation Agreement, dated as of May 30, 2007, between Yahoo! Inc. and Farzad Nazem.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)
	By:	/s/ Michael J. Callahan
Date: May 30, 2007		Michael J. Callahan
Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit	Description
10.1	Separation Agreement, dated as of May 30, 2007, between Yahoo! Inc. and Farzad Nazem.